As filed with the U.S. Securities and Exchange Commission on July 16, 2024

Registration No. 333-280324

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to

Form S-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

NEXTPLAT CORP

(Exact name of registrant as specified in its charter)

Nevada	6770	65-0783722
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

3250 Mary Street, Suite 410
Coconut Grove, FL 33133
(305) 560-5355
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Charles M. Fernandez, Chief Executive Officer
NextPlat Corp

3250 Mary Street, Suite 410
Coconut Grove, FL 33133
(305) 560-5355
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Ralph V. De Martino, Esq. Marc Rivera, Esq. ArentFox Schiff LLP 1717 K Street NW Washington, DC 20006 Telephone: (202) 857-6000	Joseph M. Lucosky, Esq. Scott E. Linsky, Esq. Lucosky Brookman LLP 101 Wood Avenue South; 5th Floor Woodbridge, NJ 08830 Telephone: (732) 395-4000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement and the satisfaction or waiver of all other conditions under the Merger Agreement described herein.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)	☐
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)	☐

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

This pre-effective Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-280324) of NextPlat Corp is being filed for the sole purpose of filing Exhibits 5.1, 8.1, 99.3, and 99.4. Accordingly, Part I has been omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 20. Indemnification of Directors and Officers.

Neither our Amended and Restated Articles of Incorporation (as amended) nor our Amended and Restated Bylaws prevent us from indemnifying our officers, directors and agents to the extent permitted under the Nevada Revised Statutes. NRS Section 78.7502, provides that a corporation may indemnify any director, officer, employee or agent of a corporation against expenses, including fees, actually and reasonably incurred by him in connection with any defense to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to Section 78.7502(1) or 78.7502(2), or in defense of any claim, issue or matter therein.

NRS 78.7502(1) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

NRS Section 78.7502(2) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals there from, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

NRS Section 78.747 provides that except as otherwise provided by specific statute, no director or officer of a corporation is individually liable for a debt or liability of the corporation, unless the director or officer acts as the alter ego of the corporation. The court as a matter of law must determine the question of whether a director or officer acts as the alter ego of a corporation.

Our Amended and Restated Articles of Incorporation (as amended) provides that we will indemnify our directors, officers, employees and agents to the extent and in the manner permitted by the provisions of the NRS, as amended from time to time, subject to any permissible expansion or limitation of such indemnification, as may be set forth in any stockholders’ or directors’ resolution or by contract. Any repeal or modification of these provisions approved by our stockholders will be prospective only and will not adversely affect any limitation on the liability of any of our directors or officers existing as of the time of such repeal or modification. We are also permitted to apply for insurance on behalf of any director, officer, employee or other agent for liability arising out of his actions, whether or not the NRS would permit indemnification.

Our Amended and Restated Bylaws provide that a director or officer of the Company shall have no personal liability to the Company or its stockholders for damages for breach of fiduciary duty as a director or officer, except for damages for breach of fiduciary duty resulting from (a) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law, or (b) the payment of dividends in violation of section 78.3900 of the NRS as it may from time to time be amended or any successor provision thereto.

Item 21. Exhibits and Financial Statements Schedules

Exhibit No.	Description

2.1#	Merger Agreement dated as of April 12, 2024, by and among NextPlat Corp, Progressive Care LLC, and Progressive Care Inc. (included as Annex A to this joint proxy statement/prospectus).

3.1	Amended and Restated Articles of Incorporation (Incorporated by reference to Exhibit 3.2 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2014).

3.2

Certificate of Amendment to Amended and Restated Articles of Incorporation (Incorporated by reference to Exhibit 3.3 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2014).

3.3

Certificate of Amendment to Amended and Restated Articles of Incorporation (Incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2016).

3.4	Certificate of Change to the Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3.7 to the Company’s Current Report on Form 8-K filed with the SEC on May 28, 2021).

3.5

Certificate of Amendment of the Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 20, 2022).

3.6	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on January 20, 2022).

4.1

Description of NextPlat Corp’s Securities Registered Under Section 12 of the Exchange Act. (Incorporated by reference to Exhibit 4.1 to the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2022).

4.2	Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-1/A filed with the SEC on April 7, 2021).

4.3	Form of Warrant Agent Agreement (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-1/A filed with the SEC on April 7, 2021).

4.4	Form of Underwriter’s Warrant (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-1/A filed with the SEC on April 7, 2021).

Exhibit No.	Description

4.5	Form of Warrant Agreement issued in offering (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Commission on December 13, 2022)

4.6	Form of Placement Agent Warrant Agreement issued in offering (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Commission on December 13, 2022)

5.1*	Opinion of ArentFox Schiff LLP regarding the validity of the NextPlat securities.

8.1*	Tax Opinion of ArentFox Schiff LLP

10.1	Form 7% Convertible Promissory Note (Incorporated by reference from the Current Report on Form 8-K filed with the SEC on March 11, 2021).

10.2	Form Note Purchase Agreement (Incorporated by reference from the Current Report on Form 8-K filed with the SEC on March 11, 2021).

10.3+	David Phipps Employment Agreement (Incorporated by reference from the Current Report on Form 8-K filed with the SEC on March 11, 2021).

10.4+	Thomas Seifert Employment Agreement (Incorporated by reference from the Current Report on Form 8-K filed with the SEC on March 11, 2021).

10.5+	2020 Equity Incentive Plan (Incorporated by reference from the Current Report on Form 8-K filed with the SEC on December 31, 2021).

10.6	Form Note Purchase Agreement (Incorporated by reference from the Current Report on Form 8-K filed with the SEC on December 4, 2020).

10.7	Form 6% Convertible Promissory Note (Incorporated by reference from the Current Report on Form 8-K filed with the SEC on December 4, 2020).

10.8	Debenture by and among Global Telesat Communications LTD and HSBC UK BANK PLC, dated July 16, 2020 (Incorporated by reference from the Company’s Current Report on Form 8-K filed on July 21, 2020).

10.9

Coronavirus Business Interruption Loan Agreement by and among Global Telesat Communications LTD and HSBC UK BANK PLC, dated July 16, 2020 (Incorporated by reference from the Company’s Current Report on Form 8-K filed on July 21, 2020).

10.10

Note Purchase Agreement by and among the Company and the lenders set forth on the lender schedule to the Note Purchase Agreement dated August 21, 2020 (incorporated by reference from the Current Report on Form 8-K filed with the SEC on August 27, 2020).

Exhibit No.	Description

10.11	Form of Option Agreement (Incorporated by reference to Form 10-K, filed with the Securities and Exchange Commission on March 29, 2019)

10.12

Convertible Promissory Note by and between Orbital Tracking Corp. and Power Up Ltd., dated January 14, 2019. (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 17, 2019).

10.13

Form of Share Note Exchange Agreement by and between Orbital Tracking Corp and certain holders of the Company’s preferred stock. (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 6, 2019).

10.14

Form of 6% Promissory Note dated April 30, 2019, by and between Orbital Tracking Corp and certain holders of the Company’s preferred stock. (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 6, 2019).

10.15

Note Purchase Agreement by and among the Company and the lenders set forth on the lender schedule to the Note Purchase Agreement dated May 13, 2019. (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2019).

10.16

Amendment to Note Purchase Agreement by and among the Company and the lenders set forth on the lender schedule to the Note Purchase Agreement dated May 13, 2019. (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2019).

10.17	Form 7% Convertible Promissory Note (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 11, 2021).

10.18	Form Note Purchase Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 11, 2021).

10.19+	David Phipps Employment Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on March 11, 2021).

10.20+	Thomas Seifert Employment Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on March 11, 2021).

10.21+

Form Fernandez Restricted Stock Agreement (incorporated by reference to Exhibit 10.19 to Amendment No.4 to the Company’s registration statement on Form S-1 filed with the SEC on May 25, 2021, File No. 333-253027).

Exhibit No.	Description

10.22+

Fernandez Employment Agreement, dated May 23, 2021 (incorporated by reference to Exhibit 10.20 to Amendment No.4 to the Company’s Registration Statement on Form S-1 filed with the SEC on May 25, 2021, File No. 333-253027).

10.23+	Fernandez Employment Agreement, dated June 2, 2021 (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report filed with the SEC on August 17, 2021).

10.24+	Form of Director Offer Letter (incorporated by reference to Exhibit 10.17 to the Company’s Registration Statement on Form S-1/A filed with the SEC on April 7, 2021).

10.25	Form of Maxim Lockup Agreement (incorporated by reference to Exhibit A to Underwriting Agreement filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 28, 2021).

10.26+	Hector Delgado Independent Director Agreement (incorporated by reference to Exhibit 10.21 to the Company’s Current Report on Form 8-K filed with the SEC on June 7, 2021).

10.27+	Louis Cusimano Independent Director Agreement (incorporated by reference to Exhibit 10.22 to the Company’s Current Report on Form 8-K filed with the SEC on June 7, 2021).

10.28+	John E. Miller Independent Director Agreement (incorporated by reference to Exhibit 10.23 to the Company’s Current Report on Form 8-K filed with the SEC on June 7, 2021).

10.29+	Kendall W. Carpenter Independent Director Agreement (incorporated by reference to Exhibit 10.24 to the Company’s Current Report on Form 8-K filed with the SEC on June 7, 2021).

Exhibit No.	Description

10.30+	David Phipps Employment Agreement (incorporated by reference to Exhibit 10.25 to the Company’s Current Report on Form 8-K filed with the SEC on June 7, 2021).

10.31+	Thomas Seifert Employment Agreement (incorporated by reference to Exhibit 10.26 to the Company’s Current Report on Form 8-K filed with the SEC on June 7, 2021).

10.32+	Sarwar Uddin Employment Agreement (incorporated by reference to Exhibit 10.27 to the Company’s Current Report on Form 8-K filed with the SEC on June 23, 2021).

10.33+	Theresa Carlise Employment Agreement (incorporated by reference to Exhibit 10.28 to the Company’s Current Report on Form 8-K filed with the SEC on June 23, 2021).

10.34	Alibaba.com Supplemental Services Agreement (incorporated by reference to Exhibit 10.29 to the Company’s Current Report on Form 8-K filed with the SEC on July 13, 2021).

10.35	Alibaba.com Transaction Services Agreement (incorporated by reference to Exhibit 10.30 to the Company’s Current Report on Form 8-K filed with the SEC on July 13, 2021).

10.36	Alibaba.com Terms of Use (incorporated by reference to Exhibit 10.31 to the Company’s Current Report on Form 8-K filed with the SEC on July 13, 2021).

10.37+

Amendment No. 1 Employment Agreement, dated August 7, 2021, by and between Orbsat Corp and Charles M. Fernandez (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 12, 2021).

10.38+

Amendment No. 1 Employment Agreement, dated August 7, 2021, by and between Orbsat Corp and David Phipps (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 12, 2021).

10.39+

Amendment No. 1 Employment Agreement, dated August 7, 2021, by and between Orbsat Corp and Sarwar Uddin (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on August 12, 2021).

10.40+

Amendment No. 1 Employment Agreement, dated August 7, 2021, by and between Orbsat Corp and Theresa Carlise (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on August 12, 2021).

10.41+

Employment Agreement, dated August 24, 2021, by and between Orbsat Corp and Douglas S. Ellenoff (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on January 27, 2022).

10.42+

Employment Agreement, dated August 24, 2021, by and between Orbsat Corp and Paul R. Thomson (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 30, 2021).

10.43+

Stock Option Agreement, dated August 24, 2021, by and between Orbsat Corp and Douglas Ellenoff (incorporated by reference to Exhibit 10.10 to the Company’s Quarterly Report filed with the SEC on November 15, 2021).

Exhibit No.	Description

10.44+

Restricted Stock Award Agreement, dated August 24, 2021, by and between Orbsat Corp and Douglas Ellenoff (incorporated by reference to Exhibit 10.11 to the Company’s Quarterly Report filed with the SEC on November 15, 2021).

10.45+

Stock Option Agreement, dated August 24, 2021, by and between Orbsat Corp and Paul R. Thomson (incorporated by reference to Exhibit 10.12 to the Company’s Quarterly Report filed with the SEC on November 15, 2021).

10.46+

Restricted Stock Award Agreement, dated August 24, 2021, by and between Orbsat Corp and Paul R. Thomson (incorporated by reference to Exhibit 10.13 to the Company’s Quarterly Report filed with the SEC on November 15, 2021).

10.47+	Amended and Restated 2020 Equity Incentive Plan (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the SEC on October 1, 2021).

10.48+

Amendment No. 1 Employment Agreement, dated October 8, 2021, by and between Orbsat Corp and Paul R. Thomson (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 8, 2021).

10.49+

Employment Agreement, dated October 8, 2021, by and between Orbsat Corp and Andrew Cohen (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 8, 2021).

10.50+

Restricted Stock Award Agreement, dated October 8, 2021, by and between Orbsat Corp and Andrew Cohen (incorporated by reference to Exhibit 10.50 to the Company’s Current Report on Form 10-K filed with the SEC on March 31, 2022).

10.51+

Stock Option Agreement, dated October 8, 2021, by and between Orbsat Corp and Andrew Cohen (incorporated by reference to Exhibit 10.51 to the Company’s Current Report on Form 10-K filed with the SEC on March 31, 2022).

10.52+

Amendment No. 2 Employment Agreement, dated October 8, 2021, by and between Orbsat Corp and Theresa Carlise (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on October 8, 2021).

10.53+

Director Services Agreement, dated January 11, 2022, between Orbsat Corp and Rodney Barreto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 11, 2022).

10.54

Form of Securities Purchase Agreement dated as of December 31, 2021, by and among Orbsat Corp and the Investors (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 5, 2022).

Exhibit No.	Description

10.55

Form of Registration Rights Agreement dated as of December 31, 2021, by and among Orbsat Corp and the Investors (incorporated by reference to Exhibit A of Exhibit 10.54 to this Annual Report on Form 10-K).

10.56+	Orbsat Corp Amended and Restated 2020 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 22, 2021).

10.57+	Orbsat Corp 2021 Incentive Award Plan (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on December 22, 2021).

10.58+

Employment Agreement, dated October 8, 2021, by and between Orbsat Corp and Andrew Cohen. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 8, 2021).

10.59+

Amendment No. 1 Employment Agreement, dated October 8, 2021, by and between Orbsat Corp and Paul R. Thomson (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 8, 2021).

10.60+

Amendment No. 2 Employment Agreement, dated October 8, 2021, by and between Orbsat Corp and Theresa Carlise. (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on October 8, 2021).

Exhibit No.	Description

10.61+

Form of Indemnity Agreement by and between Orbsat Corp and Douglas Ellenoff entered into on November 18, 2021 (incorporated by reference to Exhibit B of Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on January 27, 2022).

10.62+

Form of Registration Rights Agreement by and between Orbsat Corp and Douglas Ellenoff entered into on November 18, 2021 (incorporated by reference to Exhibit A of Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on January 27, 2022).

10.63+

Restricted Stock Award Agreement, dated December 18, 2021, by and between Orbsat Corp and Charles M. Fernandez (275,000 shares of restricted stock) (incorporated by reference to Exhibit 10.63 to the Company’s Current Report on Form 10-K filed with the SEC on March 31, 2022).

10.64+

Restricted Stock Award Agreement, dated December 18, 2021, by and between Orbsat Corp and Charles M. Fernandez (101,000 shares of restricted stock) (incorporated by reference to Exhibit 10.64 to the Company’s Current Report on Form 10-K filed with the SEC on March 31, 2022).

10.65+

Restricted Stock Award Agreement, dated December 18, 2021, by and between Orbsat Corp and David Phipps (incorporated by reference to Exhibit 10.65 to the Company’s Current Report on Form 10-K filed with the SEC on March 31, 2022).

10.66+

Form of Restricted Stock Award Agreement between the Company and each of Paul R Thomson (10,000 shares) and Theresa Carlise (15,000 shares), entered into in December 2021 (incorporated by reference to Exhibit 10.66 to the Company’s Current Report on Form 10-K filed with the SEC on March 31, 2022).

10.67+

Form of Restricted Stock Award Agreement between the Company and each of Kendall Carpenter, Louis Cusimano, Hector Delgado and John E. Miller, entered into in December 2021 (incorporated by reference to Exhibit 10.67 to the Company’s Current Report on Form 10-K filed with the SEC on March 31, 2022).

10.68+

Form of Stock Option Grant Notice and Agreement between Orbsat Corp and each of Charles M. Fernandez (75,000 shares), Paul R Thomson (10,000 shares) and Theresa Carlise (15,000 shares), entered into in December 2021 (incorporated by reference to Exhibit 10.68 to the Company’s Current Report on Form 10-K filed with the SEC on March 31, 2022).

10.69+

Restricted Stock Award Agreement, dated December 20, 2021, by and between Orbsat Corp and Rodney Barreto (incorporated by reference to Exhibit 10.69 to the Company’s Current Report on Form 10-K filed with the SEC on March 31, 2022).

Exhibit No.	Description

10.70+

Amendment No. 1 Employment Agreement, dated May 2, 2022, by and between NextPlat Corp and Andrew Cohen (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 15, 2022).

10.71+

Stock Option Agreement, dated July 1, 2022, by and between NextPlat Corp and Charles M. Fernandez (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 15, 2022).

10.72+

Restricted Stock Agreement, dated July 22, 2022, by and between NextPlat Corp and Charles M. Fernandez (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 15, 2022).

10.73

Securities Purchase Agreement, dated August 30, 2022, by and between NextPlat and Progressive Care Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 1, 2022)

10.74

Confidential Note Purchase and Release Agreement, dated August 30, 2022, by and between the Company, Progressive Care, Iliad Research and Trading, L.P., PharmCo, L.L.C., Charles Fernandez, Rodney Barreto, Daniyel Erdberg, and Sixth Borough Capital LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 1, 2022).

10.75

Debt Modification Agreement dated August 30, 2022, by and between the Company, Progressive Care, Charles Fernandez, Rodney Barreto, Daniyel Erdberg, and Sixth Borough Capital LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 1, 2022).

Exhibit No.	Description

10.76+

Director Services Agreement dated as of September 28, 2022, by and between the Company and M. Cristina Fernandez (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on October 5, 2022).

10.77+

Stock Option Agreement, dated as of October 1, 2022, by and between the Company and M. Cristina Fernandez (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K/A filed with the SEC on October 5, 2022).

10.78

Securities Purchase Agreement dated November 16, 2022, by and between NextPlat and Progressive Care Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2022).

10.79	Form of Debenture (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2022).

10.80

Security Agreement, dated as of November 16, 2022, by Progressive Care, Inc., Touchpoint RX, LLC, Family Physicians RX, Inc., and ClearMetrX Inc. in favor of NextPlat Corp (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2022).

10.81	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2022).

10.82

Employment Agreement, dated as of November 7, 2022, by and between the Company and Robert Bedwell (incorporated by reference to Exhibit 10.6 the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2022).

10.83

Employment Agreement, dated as of November 14, 2022, by and between the Company and Paul Thomson (incorporated by reference to Exhibit 10.7 the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2022).

10.84

Employment Agreement, dated as of November 14, 2022, by and between the Company and Cecile Munnik (incorporated by reference to Exhibit 10.8 the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2022).

10.85+

Stock Option Agreement dated December 5, 2022, and effective as of November 7, 2022, by and between the Company and Robert Bedwell (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K Filed on December 5, 2022).

Exhibit No.	Description

10.86+

Stock Option Agreement dated December 5, 2022, and effective as of November 14, 2022, by and between the Company and Cecile Munnik (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K Filed on December 5, 2022).

10.87

Form of Securities Purchase Agreement dated December 9, 2022, by and among the Company and the Investors (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on December 13, 2022).

10.88

Form of Registration Rights Agreement dated December 9, 2022, by and among the Company and the Investors (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Commission on December 13, 2022).

23.1†	Consent of RBSM LLP, independent registered public accounting firm of NextPlat

23.2†	Consent of CohnReznick LLP, independent registered public accounting firm of Progressive Care

23.3†	Consent of Daszkal Bolton LLP, independent registered public accounting firm of Progressive Care

23.4*	Consent of ArentFox Schiff LLP (included in Exhibit 5.1)

99.1†	Form of Proxy Card of NextPlat Corp.

99.2†	Form of Proxy Card of Progressive Care, Inc.

99.3*	Consent of Anthony Armas to be named as a director of NextPlat

99.4*	Consent of Jervis Bennett Hough to be named as a director of NextPlat

Exhibit No.	Description

99.5†	Consent of Steen Valuation Group

101.ins†	Inline XBRL Instance Document

101.sch†	Inline XBRL Taxonomy Schema Document

101.cal†	Inline XBRL Taxonomy Calculation Document

101.def†	Inline XBRL Taxonomy Linkbase Document

101.lab†	Inline XBRL Taxonomy Label Linkbase Document

101.pre†	Inline XBRL Taxonomy Presentation Linkbase Document

104†	Cover Page Interactive Data File (embedded within the Inline XBRL document)

107†	Filing Fee Table

+	Indicates management contract or compensatory plan or arrangement.
†	Previously filed
*	Filed herewith
#

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

Item 22. Undertakings

a.	The undersigned registrant hereby undertakes:

i.	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)

To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3)

To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

ii.

That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

iii.	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

iv.

That, for the purpose of determining liability under the Securities Act to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

v.

That, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(1)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(2)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(3)

The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(4)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

vi.

The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable Form.

vii.

The undersigned registrant hereby undertakes as follows: that every prospectus (i) that is filed pursuant to the paragraph immediately preceding, or (ii) that purports to meet the requirements of section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

viii.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

b.

The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

c.

The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in Coconut Grove, State of Florida, on July 16, 2024.

NEXTPLAT CORP

By:	/s/ Charles M. Fernandez
Name:	Charles M. Fernandez
Title:	Chief Executive Officer and Executive Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Charles M. Fernandez	Chief Executive Officer and Executive	July 16, 2024
Charles M. Fernandez	Chairman of the Board (Principal Executive Officer)

*	Vice Chairman and Chief Business	July 16, 2024
Douglas S. Ellenoff	Development Strategist

/s/ Cecile Munnik	Chief Financial Officer	July 16, 2024
Cecile Munnik	(Principal Financial Officer)

*	Director and President of NextPlat, Chief	July 16, 2024
David Phipps	Executive Officer of Global Operations

/s/ Robert Bedwell	Chief Compliance Officer	July 16, 2024
Robert Bedwell

*	Director	July 16, 2024
Hector Delgado

*	Director	July 16, 2024
John Miller

*	Director	July 16, 2024
Kendall Carpenter

*	Director	July 16, 2024
Louis Cusimano

*	Director	July 16, 2024
Rodney Barreto

*	Director	July 16, 2024
Maria Cristina Fernandez

*By:	/s/ Cecile Munnik
Attorney-in-fact